Exhibit 10.1

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED REVOLVING LOAN CREDIT AGREEMENT

July 19, 2017

Amendment No. 1 to the Second Amended and Restated Revolving Loan Credit Agreement, dated as of October 30, 2015 (this “Amendment”), by and among XPO LOGISTICS, INC., a Delaware corporation (“Parent Borrower”), certain of Parent Borrower’s Subsidiaries signatory thereto, as borrowers (collectively with Parent Borrower, the “Borrowers” and each, individually, as a “Borrower”), the Lenders from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as agent (in such capacity and together with any successors and assigns in such capacity, the “Agent”) and MORGAN STANLEY SENIOR FUNDING, INC. and JPMORGAN CHASE BANK, N.A. in their capacity as co-collateral agents (in such capacity and together with any successors and assigns in such capacity, the “Co-Collateral Agents”) (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Parent Borrower and the Requisite Lenders have agreed to amend the Credit Agreement by removing the “No Speculative Transactions” negative covenant set forth in Section 7.14 thereof.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended to delete Section 7.14 of the Credit Agreement in its entirety.

Section 2. Representations and Warranties, No Default.

(i) Each Credit Party hereby represents and warrants that as of the Amendment Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be (after giving effect to such qualification).

(ii) After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (i) impairs the grant, validity, priority or perfection of the Liens granted by the Credit Parties party hereto pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 3. Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) that the following conditions have been satisfied (which date is July 19, 2017):

(i) Consents. Agent shall have received executed signature pages hereto from each Credit Party and the Requisite Lenders;

(ii) Fees. All fees and out-of-pocket expenses of Agent required to be paid or reimbursed by the Borrowers on the Amendment Effective Date under Section 12.3 of the Credit Agreement, shall, to the extent invoiced and provided in writing to the Parent Borrower at least one Business Day prior to the Amendment Effective Date, have been paid or reimbursed; and

(iii) Representations and Warranties, No Default. As of the Amendment Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by any Credit Party contained in this Amendment, the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be (after giving effect to such qualification).

Section 4. [Reserved].

Section 5. [Reserved].

Section 6. [Reserved].

Section 7. Counterparts. This Amendment may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the L/C Issuers, Agent, Co-Collateral Agents in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Credit Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the Obligations for the payment of money outstanding prior to the Amendment Effective Date. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Original Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Except as expressly provided in the Credit Agreement, nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties from the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Loan Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Amendment. Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations under the Loan Documents and (iii) its grant of Liens on the Collateral to secure the Obligations under the Loan Documents pursuant to the Loan Documents.

Section 10. Governing Law.

(a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES.

(b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS RELATED TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO AGENT, CO-COLLATERAL AGENTS OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, CO-COLLATERAL AGENTS, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR CO-COLLATERAL AGENTS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH

COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(c) EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SECTION 12.10 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

Section 11. Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Credit Party, Agent and each Lender signatory hereto.

Section 12. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

Section 13. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO KNOWINGLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS, L/C ISSUERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

Section 14. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
XPO LOGISTICS, INC.

By:	/s/ John J. Hardig
Name: John J. Hardig
Title: Chief Financial Officer

XPO LOGISTICS CANADA INC.

By:	/s/ John J. Hardig
Name: John J. Hardig
Title: Treasurer

[Signature Page to Amendment]

CREDIT PARTIES:

BOUNCE LOGISTICS, LLC

CON-WAY MULTIMODAL INC.

CTP LEASING, INC.

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.

PACER SERVICES, INC.

PDS TRUCKING, INC.

XPO AIR CHARTER, LLC

XPO CNW, INC.

XPO COURIER, LLC

XPO DEDICATED, LLC

XPO DISTRIBUTION SERVICES, INC.

XPO ENTERPRISE SERVICES, INC.

XPO GLOBAL FORWARDING CANADA INC.

XPO GLOBAL FORWARDING, INC.

XPO INTERMODAL SOLUTIONS, INC.

XPO INTERMODAL, INC.

XPO LAND HOLDINGS, LLC

XPO LAST MILE CANADA INC.

XPO LAST MILE HOLDING, INC.

XPO LAST MILE, INC.

XPO LOGISTICS CANADA INC.

XPO LOGISTICS CARTAGE, LLC

XPO LOGISTICS DRAYAGE, LLC

XPO LOGISTICS FREIGHT, INC.

XPO LOGISTICS NLM, LLC

XPO LOGISTICS SUPPLY CHAIN CORPORATE SERVICES, INC.

XPO LOGISTICS SUPPLY CHAIN HOLDING COMPANY

XPO LOGISTICS SUPPLY CHAIN OF NEW JERSEY, INC.

XPO LOGISTICS SUPPLY CHAIN OF TEXAS, LLC

XPO LOGISTICS SUPPLY CHAIN, INC.

XPO LOGISTICS WORLDWIDE GOVERNMENT SERVICES, LLC

XPO LOGISTICS WORLDWIDE, INC.

XPO LOGISTICS WORLDWIDE, LLC

XPO LOGISTICS, LLC

XPO LTL SOLUTIONS, INC.

XPO OCEAN WORLD LINES, INC.

XPO PROPERTIES, INC.

XPO SERVCO, LLC

XPO STACKTRAIN, LLC

XPO SUPPLY CHAIN, INC.

XPO TRANSPORT, LLC

By:	/s/ John J. Hardig
Name:	John J. Hardig
Title:	Chief Financial Officer, Treasurer or Assistant Treasurer

[Signature Page to Amendment]

AGENTS: MORGAN STANLEY SENIOR FUNDING, INC., as Agent and as Co-Collateral Agent

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Vice President

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Co-Collateral Agent

By:	/s/ Salvatore P. Demma
Name: Salvatore P. Demma
Title: Authorized Officer

[Signature Page to Amendment]

LENDERS: Union Bank, Canada as a Lender

By:	/s/ Anne Collins
Name: Anne Collins
Title: Director

[Signature Page to Amendment]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Vice President

[Signature Page to Amendment]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

[Signature Page to Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to Amendment]

U.S. Bank, N.A. as a Lender

By:	/s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page to Amendment]

PNC Bank, N.A., as a Lender

By:	/s/ Edward Chonko
Name: Edward Chonko
Title: Senior Vice President

[Signature Page to Amendment]

Citibank N.A., as a Lender

By:	/s/ Brian Reed
Name: Brian Reed
Title: Vice President

[Signature Page to Amendment]

Deutsche Bank AG New York Branch., as a Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

[Signature Page to Amendment]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Michael Thilmany
Name: Michael Thilmany
Title: Director

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Salvatore P. Demma
Name: Salvatore P. Demma
Title: Authorized Officer

[Signature Page to Amendment]

KEYBANK NATIONAL ASSOCIATION., as a Lender

By:	/s/ Paul H. Steiger
Name: Paul H. Steiger
Title: Vice President

[Signature Page to Amendment]

MUFG Union Bank, N.A., as a Lender

By:	/s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Vice President

[Signature Page to Amendment]